UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  November 19, 2024

OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

(860) 674-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to  Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 8 – Other Events

Item 8.01.	Other Events.

Dollar Offering

On November 19, 2024, Otis Worldwide Corporation (the “Company”) issued $600 million aggregate principal amount of its 5.125% Notes due 2031 (the “Otis Notes”).

The Otis Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-270834) (the “Registration Statement”) filed on March 24, 2023.  On November 14, 2024, the Company filed with the SEC a Prospectus Supplement dated November 12, 2024 (the “Otis Prospectus Supplement”) containing the final terms of the Otis Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Otis Notes, the Company entered into an Underwriting Agreement, dated November 12, 2024 (the “Otis Underwriting Agreement”), with HSBC Securities (USA), Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule A thereto.  A copy of the Otis Underwriting Agreement has been filed as exhibit 1.1 to the Form 8-K filed on November 14, 2024.The Otis Notes were issued under the Indenture, dated as of February 27, 2020 (the “Otis Base Indenture”), as supplemented by the Supplemental Indenture No. 4, dated as of November 19, 2024 (the “Otis Supplemental Indenture” and, the Otis Base Indenture as supplemented by the Otis Supplemental Indenture, the “Otis Indenture”), in each case between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.  The Otis Base Indenture and the Otis Supplemental Indenture have been filed as exhibits 4.1 and 4.2 to this Current Report and are incorporated herein by reference. The form of the Otis Notes has been filed as exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds to the Company from the sale of the Otis Notes, after the underwriting discount and offering expenses, are estimated to be approximately $594.5 million.

The Otis Notes will bear interest at the rate of 5.125% per annum and mature on November 19, 2031.  Interest on the Otis Notes will be payable on May 19 and November 19 of each year, beginning on May 19, 2025.

At any time, and from time to time, prior to September 19, 2031, the Company may redeem the Otis Notes, in whole or in part, at a redemption price equal to the principal amount of the Otis Notes being redeemed plus an applicable “make-whole” premium, plus accrued and unpaid interest on the principal amount of the Otis Notes being redeemed to, but excluding, the relevant redemption date.  At any time on or after September 19, 2031, the Company may redeem the Otis Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Otis Notes being redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Note being redeemed to, but excluding, the relevant redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Otis Base Indenture) unless the Company has exercised its right to redeem the Otis Notes by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Otis Indenture, each holder of the Otis Notes will have the right to require the Company to purchase all or a portion of such holder’s Otis Notes pursuant to an offer as described in the Otis Prospectus Supplement at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the Change of Control Payment Date (as defined in the Otis Base Indenture).

The Otis Notes are unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s existing and future unsecured, unsubordinated indebtedness.  The Otis Notes were issued in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The Otis Indenture imposes restrictions on the Company and certain of its subsidiaries, including certain restrictions customary for financings of this type that, among other things, limit the ability to incur additional liens, to make certain fundamental changes and to enter into sale and leaseback transactions.  In addition, the Otis Indenture contains events of default customary for financing of this type.

For further information about the terms and conditions of the Otis Underwriting Agreement, the Otis Indenture and the Otis Notes, please refer to the Otis Prospectus Supplement.  The descriptions of the Otis Underwriting Agreement, the Otis Indenture and the Otis Notes herein and in the Otis Prospectus Supplement are summaries and are qualified in their entirety by the terms of the Otis Underwriting Agreement, the Otis Indenture and the Otis Notes, respectively.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act.

Euro Offering

On November 19, 2024, Highland Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Grand Duchy of Luxembourg, having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, and registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B237108 (“Highland”), an indirect wholly-owned consolidated subsidiary of the Company, issued €850 million aggregate principal amount of 2.875% Notes due 2027 (the “Highland Notes”).  The Highland Notes are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Company (the Company’s guarantee of the Highland Notes, the “Parent Guarantee”).

The Highland Notes were registered under the Act, pursuant to the Registration Statement.  On November 15, 2024, the Company and Highland filed with the SEC a Prospectus Supplement dated November 13, 2024 (the “Highland Prospectus Supplement”) containing the final terms of the Highland Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Highland Notes, the Company and Highland entered into an Underwriting Agreement, dated November 13, 2024 (the “Highland Underwriting Agreement”), with HSBC Continental Europe, J.P. Morgan Securities plc, Morgan Stanley & Co. International plc, SMBC Bank International plc and the other underwriters named therein.  A copy of the Highland Underwriting Agreement has been filed as exhibit 1.2 to the Form 8-K filed on November 14, 2024.  The Highland Notes were issued under the Indenture, dated as of November 12, 2021 (the “Highland Base Indenture”), as supplemented by the Supplemental Indenture No. 2, dated as of November 19, 2024 (the “Highland Supplemental Indenture” and, the Highland Base Indenture as supplemented by the Highland Supplemental Indenture, the “Highland Indenture”), in each case among the Company, Highland and The Bank of New York Mellon Trust Company, N.A., as trustee.  The Highland Base Indenture and the Highland Supplemental Indenture have been filed as exhibits 4.4 and 4.5 to this Current Report and are incorporated herein by reference.  The form of the Highland Notes have been filed as exhibit 4.6 to this Current Report and are incorporated herein by reference.

The net proceeds to Highland from the sale of the Highland Notes, after the underwriting discount and offering expenses, are estimated to be approximately €842 million, or $902 million, based on the euro/U.S. dollar rate of exchange as of November 8, 2024.  The Company and Highland intend to use the net proceeds received from the issuance of the Highland Notes and the Otis Notes to fund the repayment at maturity of the Company’s 2.056% notes due April 5, 2025, of which $1.3 billion principal amount is currently outstanding.  The Company and Highland expect to use the remainder of the proceeds to fund the repayment of certain of the Company’s commercial paper borrowings and for other general corporate purposes.

The Highland Notes bear interest at the rate of 2.875% per annum and mature on November 19, 2027.  Interest on the Highland Notes will be payable on November 19 of each year, beginning on November 19, 2025.

At any time, and from time to time, prior to October 19, 2027, Highland may redeem the Highland Notes, in whole or in part, at a redemption price equal to the principal amount of the Highland Notes being redeemed plus an applicable “make-whole” premium, plus accrued and unpaid interest on the principal amount of the Highland Notes being redeemed to, but excluding, the relevant redemption date.  At any time on or after October 19, 2027, Highland may redeem the Highland Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Highland Notes being redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Note being redeemed to, but excluding, the relevant redemption date.  In addition, the Highland Notes may be redeemed in whole, but not in part, at any time at Highland’s option in the event of certain developments affecting tax laws of the Grand Duchy of Luxembourg, the United States or another relevant taxing jurisdiction, as described in the Highland Prospectus Supplement.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Highland Base Indenture), unless Highland has exercised its right to redeem the Highland Notes by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Highland Indenture, each holder of the Highland Notes will have the right to require Highland to purchase all or a portion of such holder’s Highland Notes pursuant to an offer as described in the Highland Prospectus Supplement at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the Change of Control Payment Date (as defined in the Highland Base Indenture).

The Highland Notes and the Parent Guarantee are unsecured, unsubordinated obligations of Highland and the Company, respectively, and rank equally in right of payment with all of Highland’s and the Company’s respective existing and future unsecured, unsubordinated indebtedness.  The Highland Notes were issued in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof.

For the relevant terms and conditions of the Highland Underwriting Agreement, the Highland Indenture and the Highland Notes, please refer to the Highland Prospectus Supplement.  The descriptions of the Highland Underwriting Agreement, the Highland Indenture and the Highland Notes herein and in the Highland Prospectus Supplement are summaries and are qualified in their entirety by the terms of the Highland Underwriting Agreement, the Highland Indenture and the Highland Notes, respectively.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1
Indenture, dated as of February 27, 2020, among Otis Worldwide Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Amendment No. 1 to Registration Statement on Form 10 (Commission file number 001-39221) filed with the SEC on March 11, 2020.

4.2	Supplemental Indenture No. 4, dated as of November 19, 2024, between Otis Worldwide Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 5.125% Otis Note due 2031 (included in Exhibit 4.2 hereto).

4.4
Indenture, dated as of November 12, 2021, among Otis Worldwide Corporation, Highland Holdings S.à r.l. and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (Commission file number 001-39221) filed with the SEC on November 12, 2021.

4.5	Supplemental Indenture No. 2, dated as of November 19, 2024, among Otis Worldwide Corporation, Highland Holdings S.à r.l. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.6	Form of 2.875% Highland Note due 2027 (included in Exhibit 4.5 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated November 19, 2024 with respect to the Otis Notes.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz, dated November 19, 2024 with respect to the Highland Notes.

5.3	Opinion of NautaDutilh Avocats Luxembourg S.à r.l., dated November 19, 2024, with respect to the Highland Notes.

5.4	Consent of Wachtell, Lipton, Rosen & Katz, dated November 19, 2024 (included in Exhibit 5.1 hereto), with respect to the Otis Notes.

5.5	Consent of Wachtell, Lipton, Rosen & Katz, dated November 19, 2024 (included in Exhibit 5.2 hereto), with respect to the Highland Notes.

5.6	Consent of NautaDutilh Avocats Luxembourg S.à r.l., dated November 19, 2024 (included in Exhibit 5.3), with respect to the Highland Notes.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION (Registrant)

Date: November 19, 2024	By:	/s/ Cristina Méndez
Cristina Méndez
Executive Vice President & Chief Financial Officer